Exhibit 32

SECTION 1350 CERTIFICATION

In reference to this annual report on Form 10-K of Stericycle, Inc. we, Cindy J. Miller, Chief Executive Officer of the registrant, and Janet H. Zelenka, Chief Financial Officer of the registrant, certify as follows, pursuant to 18 U.S.C. § 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002):

(a)	the report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(b)	the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: February 28, 2020

/s/ Cindy J. Miller
Cindy J. Miller
Chief Executive Officer
Stericycle, Inc.

/s/ Janet H. Zelenka
Janet H. Zelenka
Chief Financial Officer
Stericycle, Inc.